This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state and may not be sold, transferred, or otherwise disposed of except pursuant to an effective registration statement or exemption from registration under the foregoing laws.



                               ARADYME CORPORATION

                   WARRANT TO PURCHASE [___________] SHARES OF
                    COMMON STOCK, PAR VALUE $0.001 PER SHARE

         FOR VALUE RECEIVED, EAGLE ROCK CAPITAL, LLC ("Warrantholder") is entitled to purchase, subject to the provisions of this Warrant, from ARADYME CORPORATION, a Delaware corporation ("Company"), at any time on or after December 12, 2006, and not later than 5:00 p.m. Mountain time, on December 11, 2011, (the "Expiration Date"), at an exercise price per share equal to $[_____] (the exercise price in effect being herein called the "Warrant Price"), [__________] shares ("Warrant Shares") of the Company's Common Stock, par value $0.001 per share ("Common Stock"). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

         Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

         Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

         Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly-executed Warrant Exercise Form attached hereto as Appendix A (the "Exercise Agreement") and payment by cash, certified check, or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof). In order to facilitate the foregoing, the Company shall cooperate with licensed securities broker-dealers to or through which Warrant Shares may be sold to deposit certificates evidencing the Warrant Shares to be sold with such broker-dealer for delivery upon settlement of the sale of such Warrant Shares against transmittal to the Company of immediately available funds for the full purchase price of the Warrant Shares so sold and delivered. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft, or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid, and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, "business day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. Each exercise hereof shall constitute the reaffirmation by the Warrantholder that the representations and warranties contained in Article 4 of the Stock Purchase Agreement by and between the Company and the Warrantholder of even date herewith (the "Purchase Agreement") are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

         Section 4. Compliance with the Securities Act. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

         Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal, state, or other law, if any such tax is due.

         Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction of the Warrant, and with respect to a lost, stolen, or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

         Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid, and nonassessable shares of Common Stock of the Company.

         Section 8. Adjustments. In order to prevent dilution of the rights granted hereunder, the Warrant Price shall be subject to adjustment from time to time in accordance with this section.

                  (a) In the event the Company shall declare a stock dividend or make any other distribution on any capital stock of the Company payable in common stock, options to purchase common stock, or securities convertible into common stock, or the Company shall at any time subdivide (other than by means of a dividend payable in common stock) its outstanding shares of common stock into a greater number of shares or combine such outstanding stock into a smaller number of shares, then in each such event, the Warrant Price in effect immediately prior to such dividend, distribution, or effective date of such combination shall be adjusted so that the holders of the Warrants shall be entitled to receive the kind and number of shares of common stock or other securities of the Company that they would have owned or have been entitled to receive, after the happening of any of the events described above, had such Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto; an adjustment made pursuant to this subsection (a) shall become effective immediately after the effective date of such event retroactive to the record date for such event.

                  (b) If any capital reorganization or reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of common stock shall be entitled to receive stock, securities, or assets with respect to or in exchange for common stock, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful adequate provisions shall be made whereby the holders of the Warrants shall thereafter have the right to acquire and receive on exercise of the Warrants such shares of stock, securities, or assets as would have been issuable or payable (as part of the reorganization, reclassification, consolidation, merger, or sale) with respect to or in exchange for such number of outstanding shares of common stock as would have been received on exercise of the Warrants immediately before such reorganization, reclassification, consolidation, merger, or sale. In any such case, appropriate provision shall be made with respect to the rights and interests of the holders of the Warrants to the end that the provisions hereof (including provisions for adjustments of the Warrant Price and for the number of shares issuable on exercise of the Warrants) shall thereafter be applicable in relation to any shares of stock, securities, or assets thereafter deliverable on the exercise of the Warrants. In the event of a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets, as a result of which a number of shares of common stock of the surviving or purchasing corporation greater or lesser than the number of shares of common stock outstanding immediately prior to such merger, consolidation, or purchase are issuable to holders of Warrants, then the Warrant Price in effect immediately prior to such merger, consolidation, or purchase shall be adjusted in the same manner as though there was a subdivision or combination of the outstanding shares of common stock. The Company will not effect any such consolidation, merger, or sale unless, prior to the consummation thereof, the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holders of the Warrants, at the last address of each such holder appearing on the Company's books, the obligation to deliver to each such holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire on exercise of the Warrants.

                  (c) If the Company shall issue any common stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to such issuance, the Warrant Price in effect immediately prior to each such issuance shall immediately (except as provided below) be reduced to the price determined by dividing (i) an amount equal to the sum of (1) the number of shares of common stock outstanding immediately prior to such issuance multiplied by the

         Warrant Price in effect immediately prior to such issuance and (2) the consideration, if any, received by the Company upon such issuance, by
         (ii) the total number of shares of common stock outstanding immediately after such issuance. For this purpose the number of shares of common stock outstanding shall be determined on a fully-diluted basis including Excluded Stock that the Company has reserved for issuance and assuming the full exercise or conversion of all outstanding options, warrants, convertible securities, and other rights to acquire common stock.

                  (d) For the purposes of any adjustment of the Warrant Price pursuant to Subsection 8(c), the following provisions shall be applicable:

                           (i) In the case of the issuance of common stock for
                  cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such common stock before deducting therefrom any discounts, commissions, taxes, or other expenses allowed, paid, or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

                           (ii) In the case of the issuance of common stock
                  (otherwise than upon the conversion of shares of capital stock or other securities of the Company) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the board of directors, irrespective of any accounting treatment.

                           (iii)

                                    (1) In the case of the issuance of options,
                           warrants, or other rights to purchase or acquire common stock (whether or not at the time exercisable), securities by their terms convertible into or exchangeable for common stock (whether or not at the time so convertible or exchangeable) or options, warrants, or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

                                            (A) the aggregate maximum number of
                                    shares of common stock deliverable upon
                                    exercise of such options, warrants, or other rights to purchase or acquire common stock shall be deemed to have been issued at the time such options, warrants, or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (i) and (ii) above), if any, received by the Company upon the issuance of such options, warrants, or rights plus the minimum purchase price provided in such options, warrants, or rights for the common stock covered thereby;

                                            (B) the aggregate maximum number of
                                    shares of common stock deliverable upon
                                    conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants, or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants, or rights were issued and for a consideration equal to the consideration, if any, received by the Company for any such securities and related options, warrants, or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subclauses (i) and (ii) above), if any, to be received by the Company upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants, or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

                                            (C) on any change in the number of
                                    shares of common stock deliverable upon
                                    exercise of any such options, warrants, or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Company upon such exercise, conversion, or exchange, including a change resulting from the antidilution provisions thereof, the Warrant Price as then in effect shall forthwith be readjusted to such Warrant Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

                                            (D) on the expiration or
                                    cancellation of any such options, warrants, or rights, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Warrant Price shall have been adjusted upon the issuance thereof, the Warrant Price shall forthwith be readjusted to such Warrant Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights, or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of common stock actually issued upon the exercise of such options, warrants, or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

                                            (E) if the Warrant Price shall have
                                    been adjusted upon the issuance of any such options, warrants, rights, or convertible or exchangeable securities, no further adjustment of the Warrant Price shall be made for the actual issuance of common stock upon the exercise, conversion, or exchange thereof.

                                    (2) "Excluded Stock" shall mean (A) shares
                           of common stock issued or reserved for issuance by the Company as a stock dividend payable in shares of common stock, or upon any subdivision or split-up of the outstanding shares of common stock or preferred stock, or upon conversion of shares of preferred stock, (B) shares of common stock issued or reserved for issuance by the Company pursuant to stock plans adopted by the Company's board of directors for employees, directors, and advisors of the Company together with any such shares that are repurchased by the Company and reissued to any such employee, director, or advisor, (C) shares of common stock issued or reserved for issuance by the Company pursuant to any acquisition by the Company of another entity or business, and (D) shares of common stock issued or reserved for issuance pursuant to transactions with strategic partners or other joint venture arrangements.

                  (e) No adjustment shall be made in the Warrant Price or the number of shares of common stock issuable on exercise of the Warrants solely as a result of:

                           (i) the offer and sale of any shares of preferred
                  stock, common stock, or other securities convertible or exercisable into shares of common stock on a per share basis greater than the Warrant Price for the common stock;

                           (ii) the issuance of any common stock, securities, or
                  assets on conversion or redemption of shares of preferred stock;

                           (iii) the issuance of any shares of common stock,
                  securities, or assets on account of the antidilution provisions set forth in this Section 8, other than as heretofore provided in this section;

                           (iv) the purchase or other acquisition by the Company
                  of any capital stock, evidence of its indebtedness, or other securities of the Company; or

                           (v) the sale of shares of common stock at a price of
                  less than $0.50 per share at any time on or before June 30, 2006.

                  (f) Notwithstanding anything to the contrary set forth elsewhere in this Section 8, no adjustment in the Warrant Price or number of shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 5% in the Warrant Price; provided, however, that any adjustments that by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         Section 9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise. "Market Price" as of a particular date (the "Valuation Date") shall mean the following: (a) if the common stock is then listed on a national stock exchange, the closing sale price of one share of common stock on such exchange on the last trading day prior to the Valuation Date; (ii) if the common stock is then quoted on The Nasdaq Stock Market, Inc. ("Nasdaq"), the closing sale price of one share of common stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted on Nasdaq on the last trading day prior to the Valuation Date; (iii) if the common stock is then quoted on The OTC Bulletin Board ("OTCBB"), the closing sale price of one share of common stock on OTCBB on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted on OTCBB on the last trading day prior to the Valuation Date; or (iv) if the common stock is not then listed on a national stock exchange or quoted on Nasdaq or OTCBB, the fair market value of one share of common stock as of the Valuation Date, shall be determined in good faith by the Company's board of directors and the Warrantholder.

         Section 10. Extension of Expiration Date. If the Company fails to cause any Registration Statement covering Registrable Securities (as defined in the Registration Rights Agreement) to be declared effective prior to the applicable dates set forth therein, or if any of the events specified in Section 2(c)(ii) of the Registration Rights Agreement occurs, and the Blackout Period (whether alone or in combination with any other Blackout Period) continues for more than 60 days in any 12-month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 60-day or 90-day limits, as the case may be, that the Blackout Period continues.

         Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm, or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy, or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

         Section 12. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

         Section 13. Identity of Transfer Agent. The transfer agent for the Common Stock is Colonial Stock Transfer Company, 66 East Exchange Place, Salt Lake City, Utah 84111. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

         Section 14. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (a) if given by personal delivery, then such notice shall be deemed given upon such delivery, (b) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (c) if given by mail, then such notice shall be deemed given upon the earlier of receipt of such notice by the recipient or three days after such notice is deposited in first class mail, postage prepaid, and (d) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company's books and records and, if to the Company, at 1255 North Research Way, Bldg. Q3500, Orem, Utah 84097, or at such other address as the Warrantholder or the Company may designate by 10 days' advance written notice to the other.

         Section 15. Registration Rights. The initial holder of this Warrant is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent holder hereof may be entitled to such rights.

         Section 16. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

         Section 17. Governing Law. This Warrant shall be governed by, and construed in accordance with, the internal laws of the state of Utah, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the state of Utah located in Utah County and the

United States District Court for the Central District of Utah for the purpose of any suit, action, proceeding, or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action, or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action, or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action, or proceeding brought in such courts and irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 18. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

         Section 19. Amendment; Waiver. Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) only upon the written consent of the Company and the Warrantholder.

         Section 20. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit, or restrict the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the 12th day of December, 2005.

                                                    ARADYME CORPORATION



                                                    By: /s/ James R. Spencer
                                                       -------------------------
                                                       James R. Spencer,
                                                       Chief Executive Officer

                                                                      Appendix A


                               ARADYME CORPORATION

                              WARRANT EXERCISE FORM

To: Aradyme Corporation

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

  ______________________________________________________________________________
  Name
  ______________________________________________________________________________
  Address
  ______________________________________________________________________________
  Federal Tax ID or Social Security No.

  and delivered by   (certified mail to the above address, or
                     (electronically (provide DWAC Instructions: __________), or
                     (other (specify): _______________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's assignee as below indicated and delivered to the address stated below.


Dated: ___________________, ____         Signature:____________________________

Note:  The signature must correspond     ______________________________________
       with the name of the              Name (please print)
       registered holder as written
       on the first page of the          ______________________________________
       Warrant in every particular,      Address
       without alteration or
       enlargement or any change         ______________________________________
       whatever, unless the Warrant      Federal Identification or
       has been assigned.                Social Security No.

                                         Assignee:
                                         ______________________________________
                                         ______________________________________
                                         ______________________________________